UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022

Freeport-McMoRan Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-11307-01	74-2480931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 North Central Avenue
Phoenix	AZ	85004
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (602) 366-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FCX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Freeport-McMoRan Inc. (“FCX”) held its 2022 annual meeting of stockholders on June 9, 2022 (the “2022 Annual Meeting”). At the 2022 Annual Meeting, FCX’s stockholders (1) elected each of the eleven director nominees listed below to serve as a director of FCX for a term that will continue until the next annual meeting of stockholders and until his or her successor is elected and duly qualified; (2) approved, on an advisory basis, the compensation of FCX’s named executive officers; and (3) ratified the appointment of Ernst & Young LLP as FCX’s independent registered public accounting firm for 2022.

Of the 1,450,259,512 shares of FCX’s common stock outstanding as of the record date on April 12, 2022, 1,230,166,052 shares were represented in person, including by means of remote communication, or by proxy at the 2022 Annual Meeting. The inspector of election reported the final vote of stockholders as follows:

Proposal No. 1: Election of eleven director nominees.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
David P. Abney	1,115,089,987	5,825,911	965,327	108,284,826
Richard C. Adkerson	1,065,489,069	55,576,683	815,473	108,284,826
Marcela E. Donadio	1,109,581,252	11,386,439	913,533	108,284,826
Robert W. Dudley	1,113,235,781	7,699,677	945,767	108,284,826
Hugh Grant	1,115,404,109	5,612,770	864,346	108,284,826
Lydia H. Kennard	1,083,906,387	28,231,466	9,743,372	108,284,826
Ryan M. Lance	1,117,626,293	3,295,247	959,685	108,284,826
Sara Grootwassink Lewis	1,118,053,434	2,919,533	907,662	108,284,826
Dustan E. McCoy	937,359,081	109,314,921	75,207,223	108,284,826
John J. Stephens	1,117,721,274	3,260,063	899,888	108,284,826
Frances Fragos Townsend	1,086,563,029	34,512,510	805,686	108,284,826

Proposal No. 2: Approval, on an advisory basis, of the compensation of FCX's named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,055,361,104	63,429,638	3,090,482	108,284,826

Proposal No. 3: Ratification of the appointment of Ernst & Young LLP as FCX's independent registered public accounting firm for 2022.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,208,566,240	20,910,908	688,902	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freeport-McMoRan Inc.

By: /s/ Douglas N. Currault II
----------------------------------------
Douglas N. Currault II
Senior Vice President and General Counsel
(authorized signatory)

Date: June 10, 2022